                                                                      EXHIBIT 32



             CERTIFICATION PURSUANT TO 18 U.S.C.,ss.1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the quarterly report on Form 10-QSB of WinWin Gaming, Inc. (the "Company") for the quarter ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Chief Executive Officer, and the President and principal financial and accounting officer of the Company, hereby certify, pursuant to 18 U.S.C., ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents in all material respects the financial condition and results of operations of WinWin Gaming, Inc.


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to WinWin Gaming, Inc., and will be retained by WinWin Gaming, inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: August 19, 2003

                                             /s/ BENJAMIN J. PERRY
                                             ---------------------
                                             Benjamin J. Perry
                                             Chief Executive Officer


                                             /S/ PATRICK O. ROGERS
                                             ---------------------
                                             Patrick O. Rogers
                                             President, Treasurer, Secretary and
                                             principal financial and accounting
                                             officer


                                       38